GABELLI GLOBAL SERIES FUNDS, INC. (THE "COMPANY")

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                         THE GABELLI GLOBAL GROWTH FUND
                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                      THE GABELLI GLOBAL OPPORTUNITY FUND

                       SUPPLEMENT DATED FEBRUARY 28, 2003
                      TO THE PROSPECTUSES DATED MAY 1, 2002

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE COMPANY'S PROSPECTUSES

Effective May 1, 2003, the Company will impose a 2.00% redemption fee (short-term trading fee) On Class AAA and Class A Shares that are purchased on or after May 1, 2003 without a sales charge and redeemed or exchanged within 60 days from the date of purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The fee is retained by the Company to offset costs associated with short-term shareholder trading. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchasing (shares held longest will be redeemed first). The redemption fee will not apply to shares currently held by shareholders or shares purchased before May 1st. The redemption fee also will not apply to shares purchased through programs (such as certain wrap fee fund programs, supermarket programs and employee benefit plans) that the Advisor determines have appropriate anti-short term trading policies in place or that are unable legally or procedurally to restrict short-term trading.

The Board of Directors of the Company approved the redemption fee to limit the disruptive effects on the portfolio management of the Company that result from "market timing" of the Company's shares. Market timing of large dollar amounts can make it difficult to implement investment strategies because the portfolio managers cannot predict how much cash the Company will have to invest or need to raise. The Company continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Company's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Company.

Dated:  February 28, 2003                                        WPISF-16-0702